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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  July 8, 2003
                Date of Report (Date of earliest event reported)



                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


           0-19084                                  94-2925073
       (Commission File)                 (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
                    (Address of Principal Executive Offices)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

     On July 8, 2003, PMC-Sierra, Inc. ("PMC") issued a press release announcing the completion of a transaction that resulted in the elimination of a lease obligation relating to the Mission Towers Two facility, a building located at Freedom Circle in Santa Clara, CA. The press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.



ITEM 7.  Financial Statements, Pro Forma Information and Exhibits

         (c) Exhibits.

             99.1     Press Release of PMC-Sierra, Inc. dated July 8, 2003.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     PMC-SIERRA, INC.
                                                     (Registrant)





         Date: July 8, 2003                 By:     /s/ Alan F. Krock
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                                                    Alan F. Krock
                                                    Vice President, Finance
                                                    Chief Financial Officer and
                                                    Principal Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number                                 Description
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99.1     Press Release of PMC-Sierra, Inc. dated July 8, 2003